MAINSTAY GROUP OF FUNDS

Supplement dated April 16, 2020 (“Supplement”) to:

MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund
Prospectus dated February 24, 2020;

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, and MainStay Asset Allocation Funds Prospectuses, each dated February 28, 2020, as supplemented;

MainStay Cushing Funds Prospectus, dated March 30, 2020, as supplemented;

and

MainStay MacKay Tax-Exempt Funds Prospectus, dated August 28, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective immediately, in the section of the Prospectuses entitled “More About Investment Strategies and Risks,” the risk entitled “Market Risk” is deleted in its entirety and replaced with the following:

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or the Subadvisor believes represent an attractive opportunity or in which a Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and trade tensions, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund’s investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Fund from executing its investment strategies and processes in a timely manner.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16MULTIa-04/20

MAINSTAY GROUP OF FUNDS

Supplement dated April 16, 2020 (“Supplement”) to:

MainStay Funds Trust and The MainStay Funds Statement of Additional Information
dated February 28, 2020, as amended March 20, 2020, and supplemented;

MainStay Funds Trust Statement of Additional Information
dated March 30, 2020, as supplemented;

and

MainStay Funds Trust Statement of Additional Information dated August 28, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Statement of Additional Information (“SAI”):

Effective immediately, in the section of the SAIs entitled “Investment Practices, Instruments and Risks Common to Multiple Funds,” the disclosure entitled “Special Note Regarding Recent Market Events” is amended to include the following as the last paragraph:

In addition, an outbreak of infectious respiratory disease caused by a novel coronavirus known as COVID-19 (“Coronavirus”), first detected in China in December 2019, has been detected globally. Epidemics and/or pandemics, such as the Coronavirus, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of the Coronavirus, and other epidemics and/or pandemics that may arise in the future, are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the Coronavirus may exacerbate other pre-existing political, social and economic risks in certain countries.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS15MULTIa-04/20